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                                                                    Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Healthcare Services Group, Inc., a Pennsylvania corporation (the "Company") on Form 10-Q for the quarter ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Daniel P. McCartney, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d); and

2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company


                                        /s/ Daniel P. McCartney
                                        ----------------------------------------
                                        Daniel P. McCartney
                                        Chief Executive Officer
                                        July 21, 2006